UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2023

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVNC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 28, 2023, Revance Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2022 and the Company's financial outlook for 2023. A copy of the press release regarding the financial results is furnished as Exhibit 99.1 to this report.
The information in this Item 2.02 and in the press release furnished as Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the press release furnished as Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 24, 2023, the Board of Directors (the “Board”) of the Company approved, effective as of March 1, 2023, an increase in the size of the Board from eight to nine directors and the appointment of Dr. Vlad Coric to fill the newly created directorship. Dr. Coric has been designated as a Class III director, whose term will expire at the Company’s annual meeting of stockholders in 2023 (the “2023 annual meeting”).

The appointment of Dr. Coric was recommended to the Board by its Nominating and Corporate Governance Committee. The Board has determined that Dr. Coric satisfies all of the independence criteria set forth in the Nasdaq rules, and is therefore “independent” for purposes of serving on the Board. Effective on the date of the 2023 annual meeting, Dr. Coric is expected to serve as a member of the Compensation Committee.

In accordance with the Company’s Amended and Restated Non-Employee Director Compensation Policy, as amended (the “Policy”), Dr. Coric is entitled to receive a $50,000 annual retainer for service as a Board member. Following the effectiveness of his appointment to the Compensation Committee, Dr. Coric will be entitled to receive an additional $7,500 annual retainer for his services.

On the effective date of his appointment, Dr. Coric will be granted an initial equity award with a target total equity value of $350,000, which amount reflects the initial equity grant value under the Policy, delivered half in the form of a nonstatutory stock option and half in the form of a restricted stock award. The number of shares of common stock underlying the option will be calculated in accordance with the Black-Scholes option pricing model utilizing the thirty-day trailing average closing stock price of our common stock preceding the date of grant (the “Thirty-Day Trailing Average”). The number of shares of common stock underlying the restricted stock award will be determined by dividing the applicable grant value by the Thirty-Day Trailing Average. The exercise price of the options will equal the fair market value of our common stock on the date of grant, and the option and restricted stock awards will vest on the one-year anniversary of the date of grant, subject to Dr. Coric’s continued service as a director through the vesting date.

On the date of the 2023 annual meeting, Dr. Coric will also receive an annual equity grant, which amount reflects the annual equity grant value under the Policy of $225,000, prorated for the number of months served until the date of the 2023 annual meeting. The annual equity grant will be delivered half in the form of a nonstatutory stock option and half in the form of a restricted stock award, and the number of shares of common stock subject to the awards will be determined in the same manner as the initial equity grants. The exercise price of the options will equal the fair market value of our common stock on the date of grant, and the options and restricted stock awards will vest on the earlier of (a) the one-year anniversary of the date of grant and (b) the day immediately prior to the date of the Company’s next annual stockholder meeting, subject to Dr. Coric’s Continuous Service (as defined in the Company’s 2014 Equity Incentive Plan, as amended from time to time and including any successor plan thereto) through such vesting date.

The Company also expects to enter into the Company’s standard form of indemnity agreement with Dr. Coric. The indemnity agreement provides, among other things, that the Company will indemnify each director for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Amended and Restated Bylaws. The form of indemnity agreement was previously filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (No. 333-193154), as amended, as filed on January 27, 2014, and is incorporated herein by reference.

There are no arrangements or understandings between Dr. Coric and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Dr. Coric and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission) between Dr. Coric and the Company.

Additionally, on February 22, 2023, Dr. Philip Vickers informed the Board of his intention to retire from the Board and as a member of the Company's Audit Committee effective on the date of the 2023 annual meeting. The Board size will be reduced to eight directors effective immediately prior to the 2023 annual meeting. Dr. Vicker's retirement was not as a result of any disagreement on any matter relating to the Company’s operations, policies, or practices.

A copy of the Company’s press release dated February 28, 2023 announcing the appointment of Dr. Coric to the Board is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Number	Description
99.1	Press Release date February 28, 2023.
99.2	Press Release dated February 28, 2023 regarding director appointments
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 28, 2023	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer